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                      SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549

                                   Form 8-K

                    Pursuant to Section 12 or 15(d) of the
                      Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): 12/25/97

                            Lehman ABS Corporation

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 1, 1996, PROVIDING FOR THE ISSUANCE OF FHA TITLE I LOAN ASSET-BACKED CERTIFICATES SERIES 1996-3

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            (Exact name of registrant as specified in its charter)

          Delaware             333-03911-04           41-1851802
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(State or Other Jurisdiction   (Commission         (I.R.S. Employer
      of Incorporation         File Number)     Identification Number)

                               200 Vesey Street
                           New York, New York  10285
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                      (Address of Principal    (Zip Code)
                       Executive Offices)

      Registrant's telephone number, including area code: (202) 526-7000

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Exhibits:
20.1 Lehman FHA Title I Loan Trust
     Series 1996-3 Certificateholder Report dated 12/25/97.


Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 01/28/98

Lehman ABS Corporation by U.S. Bank National Association fka
First Bank National Association, as Trustee for
Lehman ABS Corporation FHA Title I Loan Trust, Series 1996-3

By:    /s/ Tina Hatfield
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Name:    Tina Hatfield
Title:   Vice President
Company: U.S. Bank National Association fka First Bank National Association